Exhibit 99.1
Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company
	Statement Number:	54
Chapter 11	For the Period FROM:	4/1/2006
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	4/30/2006
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21
A. Total Receipts per all Prior Interim Statements		$8,850,866.49	$7,128,229.89	$495,110.52
B. Less: Total Disbursements per all Prior Statements		$7,314,903.55	$7,087,803.18	$6,042.48

C. Beginning Balance		$1,804,296.15	$106,382.92	$489,068.04
D. Receipts during Current Period

Description

4/4/2006	Pissanos			$26,970.00
4/12/2006	Wire Transfer - KL Chase		$55,000.00
4/18/2006	Monacoa Intl.			$13,375.00
4/25/2006	Wire Transfer - KL Chase		$45,000.00
4/25/2006	Sting Music			$12,478.00
4/28/2006	interest	$6,445.78

TOTAL RECEIPTS THIS PERIOD		$6,445.78	$100,000.00	$52,823.00	-
E. Balance Available (C plus D)		$1,810,741.93	$206,382.92	$541,891.04	$-

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 54
F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
4/7/2006		ADP Fees		$106.17
4/10/2006	38475	Accurate Express		18.00
4/10/2006	38476	Bonded Services, Inc		6585.18
4/10/2006	38477	Clumeck,Stern,Schenkelburg& Getzo		1300.00
4/10/2006	38478	KEVIN MARINO		146.36
4/10/2006	38479	Qwest Communications		50.15
4/10/2006	38480	Recall		1099.04
4/10/2006	38481	Varien		300.00
4/11/2006		ADP Taxes		9216.04
4/11/2006	8285	Payroll		1319.74
4/11/2006	8286	Payroll		11659.29
4/11/2006	8287	Payroll		1544.01
4/11/2006	8288	Payroll		2744.01
4/12/2006		Wire Transfer - KL	$55,000.00
4/13/2006	38482	Morgan Lewis		20161.28
4/14/2006		ADP Fees		20.00
4/17/2006		Service Charge		145.42
4/21/2006		ADP Fees		273.17
4/21/2006	38483	Health Net		4187.18
4/21/2006	38484	New Beginnings Enterprises		4012.10
4/21/2006	38485	KEVIN MARINO		158.48
4/21/2006	38486	Personnel Concepts Limited		70.31
4/21/2006	38487	Federal Express		28.11
4/21/2006	38488	Blue Shield of California		373.00
4/21/2006	38489	Arrowhead		34.40
4/21/2006	38490	Bowne of Los Angeles, Inc		442.00
4/21/2006	38491	Alice P.Neuhauser		439.09
4/21/2006		Wire- IMEC Basil	$6,051.00
4/25/2006		ADP Taxes		9791.21
4/25/2006		Wire Transfer - KL	$45,000.00
4/25/2006	8289	Payroll		1319.76
4/25/2006	8290	Payroll		12320.47
4/25/2006	8291	Payroll		1544.03
4/25/2006	8292	Payroll		2744.04
4/28/2006	38492	Accurate Express		43.20
4/28/2006	38493	Clumeck,Stern,Schenkelburg& Getzo		1463.00
4/28/2006	38494	Los Angeles County Tax Collector		40.21
4/28/2006	38495	AT&T		82.53
4/28/2006	38496	AT&T		354.64
4/28/2006	38497	Brandon & Morner-Ritt		8101.38
4/28/2006		Control Agreement Fee			$50.00
4/28/2006		ADP Fees		$99.00

TOTAL DISBURSEMENTS THIS PERIOD:			$106,051.00	$104,336.00	$50.00	-
G. Ending Balance (E less F)			$1,704,690.93	$102,046.92	$541,841.04	$-

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 54

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£450,526.23	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£223,199.71	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$16,890.04
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$30,027.54
Denial Venture	1890-69-6501	$76,784.82
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$8,097.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession